Exhibit 10.171

MEMORANDUM OF AGREEMENT

between

CHICORY INVESTMENTS (PROPRIETARY) LIMITED
Registration No. 1985/000896/07

DYNAMO INVESTMENTS LIMITED
Registration No. 1995/004006/06

HARVEST MOON INVESTMENT HOLDINGS (PROPRIETARY) LIMITED
Registration No. 1998/010314/07

IZULU GAMING (PROPRIETARY) LIMITED
Registration No. 1998/008061/07

KHULANI HOLDINGS LIMITED
Registration No. 1979/006828/06

LIBALELE LEISURE (PROPRIETARY) LIMITED
Registration No. 1998/011953/07

MALESELA GAMING (PROPRIETARY) LIMITED
Registration No. 1998/018625/07

OAKLAND LEISURE INVESTMENTS (NEWCASTLE)
(PROPRIETARY) LIMITED
Registration No. 1997/009965/07

PURPLE RAIN PROPERTIES NO 62 (PROPRIETARY) LIMITED
Registration No. 1997/020100/07

RUVUMA INVESTMENT (PROPRIETARY) LIMITED
Registration No. 1997/016346/07

SAPHILA INVESTMENTS (PROPRIETARY) LIMITED
Registration No. 1998/011294/07

VIVA LEISURE INVESTMENT HOLDINGS (PROPRIETARY) LIMITED
Registration No. 1997/015979/07

THE VIVA TRUST
Registration No. IT 954/1991

(jointly “the Sellers”)

and

CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED
Registration No. 1996/010501/07
(“the Purchaser”)

and

BALELE LEISURE (PROPRIETARY) LIMITED
Registration No. 1998/002723/07
(“Balele”)

and

WINLEN CASINO OPERATORS (PROPRIETARY) LIMITED
Registration No. 2000/029023/07
(“Winlen”)

WHEREAS the Sellers and the Purchaser on 18 October 2005 entered into an agreement of sale in terms of which the Sellers sold to the Purchaser and the Purchaser purchased from the Sellers shares in the issued share capital of Balele representing in total approximately, but not less than, 60% (sixty percent) of the issued share capital of Balele (“the Share Sale Agreement”);

AND WHEREAS the Sellers are in breach of certain of the warranties, undertakings and representations made by the Sellers to the Purchaser in the Share Sale Agreement;

AND WHEREAS the Sellers and the Purchaser wish to record in writing the terms of agreement arrived at between them to compensate the Purchaser for the damages suffered by the Purchaser as a result of the warranties, undertakings and representations having been breached and to avoid litigation from arising in such regard;

AND WHEREAS Winlen is an interested party insofar that Winlen is named in the Share Sale Agreement, the Sellers constitute the majority of the members of Winlen and Winlen is a member of Balele;

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1. ACKNOWLEDGMENT OF BREACH

The Sellers jointly and severally hereby irrevocably acknowledge and agree that the Sellers are in breach of the terms of the Share Sale Agreement insofar that they warranted, undertook and represented to the Purchaser:

1.1.
that the market value of Erf 6350 Newcastle (Extension No. 34), Registration Division HS, in the Newcastle Transitional Local Council Area, Province of KwaZulu-Natal, measuring 28,9284 hectares, held by Balele under deed of transfer no. T1149/99 (“Erf 6350”) as at 18 October 2005 would be not less than R12 000 000.00 (twelve million rand) exclusive of VAT, which was false;

1.2.	that there would be a reasonable prospect of Balele selling Erf 6350 for a selling price of not less than R12 000 000.00 (twelve million rand) exclusive of VAT, which was false; and

1.3.
that Balele would succeed within a period of 60 (sixty) days after the closing date referred to in the Share Sale Agreement in concluding with a third party a written agreement for the sale of Erf 6350 for a selling price of R12 000 000.00 (twelve million rand) exclusive of VAT, or more, on terms reasonably acceptable to the Sellers and the Purchaser, which was false as there is no reasonable prospect of such a sale being concluded within the said 60 (sixty) day period.

2. ACKNOWLEDGMENT OF LOSS

The Sellers jointly and severally irrevocably acknowledge and agree that:

2.1.
as a result of the breach by the Sellers of the warranties referred to in clause 1 hereof, the Purchaser has suffered a loss as contemplated in clause 10.2.7 of the Share Sale Agreement equal to R12 000 000.00 (twelve million rand) and is entitled to set-off the said sum against the balance of the purchase price payable by the Purchaser to the Sellers for the shares of Balele purchased by the Purchaser from the Sellers in terms of the Share Sale Agreement, the Sellers and the Purchaser being under an obligation in terms of clause 10.2.7 of the Share Sale Agreement in such circumstances to transfer Erf 6350 to Winlen as successor in title of the Sellers. The purchase price of R57 500 000.00 (fifty-seven million five hundred thousand rand) or, in the event of the gross gaming revenue of the Permanent Casino exceeding R95 000 000.00 (ninety-five million rand) in the first 12 (twelve) months following the date of commencement of trading operations of the Permanent Casino, an amount of R60 000 000.00 (sixty million rand) less an amount equal to the amount (if any) payable by Balele to South African Revenue Service upon resolution of the dispute with South African Revenue Service referred to in paragraph 33 of Annexure “A” to the Share Sale Agreement is consequently reduced to R45 500 000.00 (forty-five million five hundred thousand rand) or, in the event of the gross gaming revenue of the Permanent Casino exceeding
R95 000 000.00 (ninety-five million rand) in the first 12 (twelve) months following the date of commencement of trading operations of the Permanent Casino, an amount of
R48 000 000.00 (forty-eight million rand) less an amount equal to the amount (if any) payable by Balele to South African Revenue Service upon resolution of the dispute with South African Revenue Service referred to in paragraph 33 of Annexure “A” to the Share Sale Agreement;

2.2.
the Purchaser is entitled to the release from pledge of all shares of Balele owned by the Purchaser pledged to the Sellers as security for fulfillment of the obligations of the Purchaser relating to payment of the purchase price to the Sellers.

3. AMENDMENT OF PAYMENT TERMS

In consequence of the reduction of the purchase price payable by the Purchaser to the Sellers for the shares in Balele purchased by the Purchaser from the Sellers in terms of the Share Sale Agreement, by reason of set-off as recorded in clause 2.2 hereof, the amount of R17 000 000.00 (seventeen million rand) payable by the Purchaser on account of the purchase price as provided in terms of clause 4.2 of the Share Sale Agreement shall be reduced to R5 000 000.00 (five million rand).

4. CONSENT BY THE SELLERS

The Sellers consent to the sale of Erf 6350 by Balele to Winlen as provided hereinafter.

5. CONSENT BY WINLEN

Winlen, as a member of Balele, hereby consents to the sale by Balele to Winlen of Erf 6350 as provided hereinafter.

6. SALE

6.1.	Balele hereby sells to Winlen and Winlen hereby purchases Erf 6350.

6.2.	The purchase price payable by Winlen to Balele for Erf 6350 shall be the sum of R1,00 (one rand) plus value added tax.

6.3.	Payment of the purchase price shall be effected by Winlen to Balele upon registration of transfer of Erf 6350 into the name of Winlen.

6.4.	Transfer of Erf 6350 shall be passed by conveyancers appointed by Balele and shall be given and taken as soon as reasonably possible after the date of signature of this agreement.

6.5.	Erf 6350 shall be transferred to Winlen voetstoots, as Erf 6350 stands and subject to any and every condition and servitude specified in the original title and all subsequent title deeds to Erf 6350.

6.6.	Balele gives no warranty, express or implied, against defects, whether latent or patent, in Erf 6350 or any improvements thereon.

6.7.
Winlen shall be obliged to let Erf 6350 to Balele for a rental not exceeding R120 000.00 (one hundred and twenty thousand rand) per month, inclusive of VAT, from the date of registration of transfer of Erf 6350 into the name of Winlen until Balele takes occupation of the Permanent Casino which Balele is in the process of erecting.

6.8.
All costs relating to preparation and signature of this agreement and all costs relating to registration of transfer of Erf 6350 from Balele to Winlen, including value added tax on such costs, shall be borne by Winlen and be paid upon request.

7. GENERAL

7.1.
No alteration, cancellation, variation of, or addition hereto shall be of any force or effect unless reduced to writing and signed by all the parties to this agreement or their duly authorised representatives.

7.2.
This document contains the entire agreement between the parties relating to these presents and no party shall be bound by any undertakings, representations, warranties, promises or the like not recorded herein.

7.3.
No indulgence, leniency or extension of time which any party may grant or show to any other party, shall in any way prejudice such party or preclude such party from exercising any of that party’s rights in the future.

7.4.
The parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this agreement.

SIGNED AT CAPETOWN THIS 31st DAY OF MARCH, 2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Chicory Investments (Proprietary) Limited

SIGNED AT   THIS       DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Dynamo Investments Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                        /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Harvest Moon Investment
Holdings (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Izulu Gaming (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                        /s/ V. Reddy
Vathasallum Reddy
2._____________________                        who warrants he is duly
authorised hereto for and on
behalf of
Khulani Holdings Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Libalele Leisure (Proprietary) Limited

SIGNED AT   THIS          DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Malesela Gaming (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                        who warrants he is duly
authorised hereto for and on
behalf of
Oakland Leisure Investments (Newcastle)
(Proprietary) Limited

SIGNED AT   THIS            DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                        who warrants he is duly
authorised hereto for and on
behalf of
Purple Rain Properties No 62 (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of
Ruvuma Investment (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                       who warrants he is duly
authorised hereto for and on
behalf of
Saphila Investments (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
Vathasallum Reddy
2._____________________                       who warrants he is duly
authorised hereto for and on
behalf of
Viva Leisure Investment Holdings (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                       /s/ V. Reddy
Vathasallum Reddy
2._____________________                     who warrants he is duly
authorised hereto for and on
behalf of The Viva Trust

SIGNED AT VIENNA THIS  2nd     DAY OF     MAY 2006

AS WITNESSES:

1._/s/ Ulrike Pichler_______                     /s/ Christian Gernert
For and on behalf of
2._____________________                     Century Casinos Africa (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                     /s/ V. Reddy
For and on behalf of
2._____________________                       Balele Leisure (Proprietary) Limited

SIGNED AT   THIS           DAY OF       2006

AS WITNESSES:

1._____________________                      /s/ V. Reddy
For and on behalf of
2._____________________                     Winlen Casino Operators (Proprietary) Limited